Exhibit 32.2
Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Amegy Bancorporation, Inc. (the “Company”), does hereby certify that:
     1) the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2) the information contained in the Company’s Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 8, 2005

/s/ Randall E. Meyer
Randall E. Meyer
Executive Vice President and Chief Financial Officer